UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      OCTOBER 25, 2007 (OCTOBER 24, 2007)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                     000-51255                 98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)            Identification No.)

        103 FOULK ROAD, WILMINGTON, DE                             19803
    ----------------------------------------                  ----------------
    (Address of principal executive offices)                     (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 24, 2007, Steve Baker was appointed as member of the Board of Directors of the registrant by the current members of the Board of Directors. Currently, Mr. Baker is not named as a member of any committee of the Board of Directors.

Since March 2007 Mr. Baker has been the Executive in Residence at RHO Canada, a venture capital firm dedicated to backing leading, early-stage technology-based companies in Canada. Prior to this, since 2001, he was CEO of CyberWorld Group, a leading marketing and back office services provider to the internet-gaming industry. Mr. Baker is also the CEO and Founder of Chrysalis-ITS Inc., a pioneer in internet security and encryption systems and Founder and CEO of Emanation Control Limited, a leader in the intelligence countermeasures sector. Mr. Baker attended Carleton University in Ottawa, Canada.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                                  ZONE 4 PLAY, INC.
                                                  (REGISTRANT)

                                                  BY: /S/ URI LEVY
Date: October 25, 2007                            ----------------
                                                  URI LEVY
                                                  ACTING CHIEF EXECUTIVE OFFICE
                                                  AND CHIEF FINANCIAL OFFICER